Supplemental Information

March 31, 2007

Supplemental Information

Table of Contents

March 31, 2007

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 35, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is “unaudited.” In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and the other risks detailed from time to time in the Company’s SEC reports.

Highwoods Properties, Inc.

Summary

Amounts in thousands, except per share amounts and ratios

	Three Months Ended
	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
Shares and units:
Common shares outstanding at end of period	56,711	56,211	55,635	54,131	54,142
Common units outstanding at end of period	4,115	4,733	5,014	5,234	5,401
Weighted average common shares outstanding - basic	56,040	55,740	54,470	53,879	53,813
Weighted average common shares outstanding - diluted	61,900	62,365	61,457	60,387	60,588
Share price:
At end of period	$39.49	$40.76	$37.21	$36.18	$33.73
High close during period	46.95	41.31	38.15	36.18	34.77
Low close during period	37.99	36.40	35.39	29.56	29.20
Financial information:
Land sale gains, net of (impairments)	$15,835	$6,974	$2,103	$(74)	$3,040
Lease termination income	41	618	249	1,304	885
Straight line rental income	1,572	2,401	2,006	1,664	2,521
Capitalized interest	2,147	1,770	1,701	930	601
Impairments on depreciable properties	—	—	2,600	—	—
Gains on sales of depreciable properties	20,651	10,925	3,712	1,395	3,164
Gain from insurance settlement	4,128	—	—	—	—
Total debt/ total assets 1/	53.4%	52.7%	52.9%	53.2%	52.7%
Total debt/ total market capitalization 1/	36.9%	35.9%	37.9%	39.1%	40.2%
Funds from operations per share - diluted	$0.91	$0.71	$0.53	$0.54	$0.59
Funds from operations per share - diluted, excluding certain items 2/	$0.91	$0.71	$0.59	$0.55	$0.62
Wholly - owned property information:
In-Service rentable square feet:
Office	19,154	19,244	19,507	19,704	19,691
Industrial	6,280	6,281	6,605	6,706	6,706
Retail	1,326	1,327	1,431	1,408	1,408

Total	26,760	26,852	27,543	27,818	27,805

In-Service occupancy:
Office	89.3%	89.0%	88.1%	87.1%	87.1%
Industrial	91.9%	91.7%	91.8%	89.5%	88.0%
Retail	95.4%	95.7%	96.2%	95.3%	95.7%

Total	90.2%	90.0%	89.4%	88.1%	87.7%

1/	Includes financing obligations.

2/	Excludes impairments on depreciable assets, losses on debt extinguishments and preferred stock redemption charges.

Highwoods Properties, Inc.	Page i

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Kay N. Callison

Edward J. Fritsch

Lawrence S. Kaplan

Sherry A. Kellett

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

F. William Vandiver, Jr.

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Vice President, Chief Financial Officer

S. Hugh Esleeck

Treasurer

Julie M. Kelly

Vice President, Compliance and Internal Audit

Carman J. Liuzzo

Vice President, Investments

Art H. McCann

Chief Information Officer

Jeffrey D. Miller

Vice President, General Counsel and Secretary

Kevin E. Penn

Vice President, Strategy

Tabitha N. Zane

Vice President, Investor Relations and Corporate Communications

Research Coverage

Credit Suisse - North America

John Stewart - 212-538-3183

Deutsche Banc Securities

Lou Taylor - 212-469-4912

Green Street Advisors

Cedric Lachance - 949-640-8780

Morgan Stanley

David Cohen - 212-761-8564

Smith Barney Citigroup

Jonathan Litt - 212-816-0231

Stifel Nicolaus

John Guinee - 410-454-5520

Wachovia Securities

Chris Haley - 443-263-6773

Highwoods Properties, Inc.	ii

Corporate Information

Divisional Officers

Atlanta/Piedmont Triad

Gene H. Anderson - Senior Vice President

Atlanta, GA

James V. Bacchetta, Vice President

Piedmont Triad, NC

Mark W. Shumaker, Vice President

Orlando/Tampa

Michael F. Beale - Senior Vice President

Orlando, FL

Michael F. Beale, Senior Vice President

Tampa, FL

Dan Woodward, Vice President

Raleigh

Raleigh, NC

Thomas “Skip” Hill, Vice President

Richmond

Richmond, VA

Paul W. Kreckman, Vice President

Nashville/Memphis/Columbia/Greenville

W. Brian Reames - Senior Vice President

Nashville, TN; Columbia, SC; and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Kansas City

Kansas City, MO

Barrett Brady, Senior Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE        Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone:  919-431-1529

Fax:      919-431-1439

E-mail: tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone: 919-431-1521

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of March 31, 2007, the Company owned or had an interest in 385 in-service office, industrial and retail properties encompassing approximately 33.9 million square feet. Highwoods also owns 625 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Missouri, North Carolina, South Carolina, Tennessee and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

Highwoods Properties, Inc.	iii

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Three Months Ended
	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
Rental and other revenues	$108,742	$108,508	$104,328	$102,883	$101,079
Operating expenses:
Rental property and other expenses	39,134	41,352	39,218	36,905	36,117
Depreciation and amortization	29,741	30,206	28,460	28,625	27,644
Impairment of assets held for use	—	—	2,600	—	—
General and administrative	10,911	11,011	8,546	9,060	8,692

Total operating expenses	79,786	82,569	78,824	74,590	72,453

Interest expense:
Contractual	22,689	22,374	23,809	24,236	23,810
Amortization of deferred financing costs	566	492	557	582	744
Financing obligations	992	972	850	1,398	942

	24,247	23,838	25,216	26,216	25,496

Other income/(expense):
Interest and other income	1,518	2,709	1,178	1,146	1,977
Settlement of tenant bankruptcy claim	—	1,581	—	—	—
Loss on debt extinguishments	—	(27)	—	(467)	—

	1,518	4,263	1,178	679	1,977

Income before disposition of property, minority interest and equity in earnings of unconsolidated affiliates	6,227	6,364	1,466	2,756	5,107
Gains on disposition of property, net	16,743	7,862	2,977	1,008	4,310
Gain from property insurance settlement	4,128	—	—	—	—
Minority interest	(2,629)	(1,088)	(247)	(356)	(535)
Equity in earnings of unconsolidated affiliates	9,717	1,492	1,342	1,924	2,083

Income from continuing operations	34,186	14,630	5,538	5,332	10,965
Discontinued operations:
Income from discontinued operations, net of minority interest	110	566	776	656	1,423
Gains on sales of discontinued operations, net of minority interest	18,262	9,220	2,595	285	1,758

	18,372	9,786	3,371	941	3,181

Net income	52,558	24,416	8,909	6,273	14,146
Dividends on preferred stock	(4,113)	(4,113)	(4,113)	(4,113)	(4,724)
Excess of preferred stock redemption cost over carrying value	—	—	—	—	(1,803)

Net income available for common stockholders	$48,445	$20,303	$4,796	$2,160	$7,619

Net income per common share - diluted:
Income from continuing operations	$0.53	$0.18	$0.03	$0.02	$0.08
Income from discontinued operations	0.32	0.17	0.06	0.02	0.06

Net income	$0.85	$0.35	$0.09	$0.04	$0.14

Weighted average common shares outstanding - diluted	61,900	62,365	61,457	60,387	60,588

Dividends declared and paid per common share	$0.425	$0.425	$0.425	$0.425	$0.425

Highwoods Properties, Inc.	Page 1

Statement of Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Three Months Ended
	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
Funds from operations:
Net income	$52,558	$24,416	$8,909	$6,273	$14,146
Dividends to preferred stockholders	(4,113)	(4,113)	(4,113)	(4,113)	(4,724)
Excess of preferred stock redemption cost over carrying value	—	—	—	—	(1,803)

Net income applicable to common stockholders	48,445	20,303	4,796	2,160	7,619
Add/(deduct):
Depreciation and amortization of real estate assets	29,104	29,458	27,699	27,883	26,808
(Gains) on disposition of depreciable properties	(908)	(888)	(874)	(1,082)	(1,270)
Minority interest from the Operating Partnership in income from operations	2,449	929	130	118	444
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	2,866	3,048	2,790	2,678	2,675
(Gains) on disposition of depreciable properties	(7,158)	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	5	460	817	1,003	1,106
(Gains) on disposition of depreciable properties	(19,743)	(10,037)	(2,838)	(313)	(1,894)
Minority interest from the Operating Partnership in income from discontinued operations	1,490	867	318	92	280

Funds from operations	$56,550	$44,140	$32,838	$32,539	$35,768

Funds from operations per share - diluted
Net income applicable to common shares	$0.85	$0.35	$0.09	$0.04	$0.14
Add/(deduct):
Depreciation and amortization of real estate assets	0.47	0.47	0.45	0.46	0.44
(Gains) on disposition of depreciable properties	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.04	0.05	0.04	0.05	0.04
(Gains) on disposition of depreciable properties	(0.12)	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	—	0.01	0.01	0.02	0.02
(Gains) on disposition of depreciable properties	(0.32)	(0.16)	(0.05)	(0.01)	(0.03)

Funds from operations	$0.91	$0.71	$0.53	$0.54	$0.59

Weighted average shares outstanding - diluted	61,900	62,365	61,457	60,387	60,588

Additional information: 1/
Funds from operations, excluding certain items 2/	$56,550	$44,167	$36,162	$33,006	$37,571

Funds from operations per share, excluding certain items 2/	$0.91	$0.71	$0.59	$0.55	$0.62

Straight line rental income	$(1,572)
Amortization of lease incentives	222
Depreciation of non-real estate assets	470
Amortization of stock-based compensation	1,132
Amortization of deferred financing costs	566
Amortization of accumulated other comprehensive loss	142
Harborview non-cash FMV charge	134
Non-incremental revenue generating capital expenditures paid:
Building improvements	(4,359)
2nd generation tenant improvements	(10,650)
2nd generation lease commissions	(3,884)
Common dividends and unit distributions paid	(25,766)

1/	Increase or (decrease) to cash flows.

2/	Excludes impairments on depreciable assets, losses on debt extinguisments and preferred stock redemption charges.

Highwoods Properties, Inc.	Page 2

Consolidated Balance Sheets

Dollars in thousands

	03/31/07	12/31/06 (1)
Assets:
Real estate assets, at cost:
Land	$350,245	$345,548
Buildings and tenant improvements	2,615,830	2,573,032
Development in process	108,074	101,899
Land held for development	108,843	111,988

	3,182,992	3,132,467
Less-accumulated depreciation	(609,148)	(588,307)

Net real estate assets	2,573,844	2,544,160
Real estate and other assets, net, held for sale	5,519	34,944
Cash and cash equivalents	17,004	16,690
Restricted cash	1,692	2,027
Accounts receivable, net	24,830	23,347
Notes receivable, net	7,295	7,871
Accrued straight-line rents receivable, net	69,920	68,364
Investment in unconsolidated affiliates	61,763	60,359
Deferred financing and leasing costs, net	68,885	66,352
Prepaid expenses and other	19,952	20,739

Total Assets	$2,850,704	$2,844,853

Liabilities, Minority Interest and Stockholders’ Equity:
Mortgages and notes payable	$1,487,509	$1,465,129
Accounts payable, accrued expenses and other liabilities	139,858	156,737
Financing obligations	35,529	35,530

Total Liabilities	1,662,896	1,657,396
Minority interest	70,369	79,726
Stockholders’ Equity:
Preferred stock	197,445	197,445
Common stock	567	562
Additional paid-in capital	1,435,679	1,449,337
Distributions in excess of net earnings	(514,879)	(538,098)
Accumulated other comprehensive loss	(1,373)	(1,515)

Total Stockholders’ Equity	1,117,439	1,107,731

Total Liabilities, Minority Interest and Stockholders’ Equity	$2,850,704	$2,844,853

(1)	Certain amounts were reclassified to confirm to the current period presentation.

Highwoods Properties, Inc.	Page 3

Estimated Net Asset Value Ranges

As Released on February 14, 2007 – See Note Below

Dollars in thousands, except per share amounts

Note: The following table sets forth information that was reported in our Supplemental issued February 14, 2007 and has not been updated to reflect facts or circumstances or changes in financial and operating assumptions that may have occurred subsequent to such date. This information is based on a range of estimated capitalization rates and projected net operating income, among other things, and is not intended to be an asset-by-asset or enterprise valuation.

NOI Cap Rates:
Office	6.50%	6.75%	7.00%
Retail	5.25%	5.50%	5.75%
Industrial/Other	6.75%	7.00%	7.25%

Weighted average	6.36%	6.61%	6.86%
Wholly-Owned Properties Projected Net Operating Income 1/
Office	$209,693	$209,693	$209,693
Retail	27,764	27,764	27,764
Industrial/Other	22,038	22,038	22,038

Total Net Operating Income	$259,495	$259,495	$259,495
Wholly-Owned Properties Capitalized Value
Office	$3,226,046	$3,106,563	$2,995,614
Retail	528,838	504,800	482,852
Industrial/Other	326,489	314,829	303,972

Total capitalized value - wholly owned properties	$4,081,373	$3,926,192	$3,782,439

Highwoods’ Share of Joint Ventures (Includes Consolidated JVs)
Net operating income - projected	$34,608	$34,608	$34,608
Capitalization rates	6.50%	6.75%	7.00%

Capitalized value - joint venture interests	$532,431	$512,711	$494,400

Total In-Service Property Value	$4,613,804	$4,438,903	$4,276,839

Value of Other income
Development, leasing and management fees	$6,061	$6,061	$6,061
Capitalization rate	20%	20%	20%

Value of other income	$30,306	$30,306	$30,306

Add Other assets:
Development pipeline investment at 135% of cost 2/	$204,555	$204,555	$204,555
Low occupancy assets at NBV 3/	80,478	80,478	80,478
Property held for sale at net sales price	68,801	68,801	68,801
Land held for development at market value	139,009	139,009	139,009
Cash and cash equivalents	14,388	14,388	14,388
Restricted cash	1,764	1,764	1,764
Accounts receivable, net	23,200	23,200	23,200
Notes receivable and prepaid expenses	25,035	25,035	25,035

Other assets total	$557,229	$557,229	$557,229

Gross Value of Assets	$5,201,339	$5,026,438	$4,864,374

Deductions:
Total liabilities	$157,709	$157,709	$157,709
Mortgages and notes payable, at estimated fair value	1,445,554	1,445,554	1,445,554
Preferred stock, at redemption value	197,445	197,445	197,445
Highwoods’ share of joint ventures liabilities	281,565	281,565	281,565

Estimated Net Asset Value	$3,119,065	$2,944,164	$2,782,100

Estimated diluted common shares and operating units for 2007	62,600	62,600	62,600

Estimated Net Asset Value Per Share	$49.83	$47.03	$44.44

1/	NOI excludes straight line income, lease termination fee income, NOI related to completed not stablilized developments, and NOI on certain low occupancy assets.

2/	Represents average increase in value based on projected development yields on cost compared to projected market valuations.

3/	Consolidated Properties NOI is adjusted to eliminate the net NOI for certain low occupancy properties for which a NOI capitalization approach is not appropriate. For those low occupancy assets, their net book value (after depreciation) is added as an estimate of their current valuation.

Highwoods Properties, Inc.	Page 4

Components of Discontinued Operations

Dollars in thousands

	Three Months Ended
	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
Rental and other revenues	$242	$2,106	$3,521	$2,967	$4,382
Operating expenses:
Rental property and other expenses	125	952	1,515	1,163	1,624
Depreciation and amortization	5	460	817	1,003	1,106
General and administrative	—	12	75	—	—

Total operating expenses	130	1,424	2,407	2,166	2,730
Interest expense	—	78	277	102	103
Other income	7	12	14	21	18
Income before minority interest and gains on sales of discontinued operations	119	616	851	720	1,567
Minority interest in discontinued operations	(9)	(50)	(75)	(64)	(144)

Income from discontinued operations before gains on sales of discontinued operations	110	566	776	656	1,423
Gains on sales of discontinued operations	19,743	10,037	2,838	313	1,894
Minority interest in discontinued operations	(1,481)	(817)	(243)	(28)	(136)

Gains on sales of discontinued operations, net of minority interest	18,262	9,220	2,595	285	1,758

Total discontinued operations	$18,372	$9,786	$3,371	$941	$3,181

Highwoods Properties, Inc.	Page 5

Capitalization

Dollars, shares, and units in thousands

	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
Long-Term Debt (see pages 7 & 8):	$1,487,509	$1,465,129	$1,461,105	$1,466,839	$1,450,251

Financing Obligations:	$35,529	$35,530	$36,098	$36,002	$34,282

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$104,945	$104,945	$104,945	$104,945	$104,945
Series B 8% Perpetual Preferred Stock	92,500	92,500	92,500	92,500	92,500

Total preferred stock	$197,445	$197,445	$197,445	$197,445	$197,445

Common Shares and Units Outstanding:
Common stock outstanding	56,711	56,211	55,635	54,131	54,142
Minority interest partnership units	4,115	4,733	5,014	5,234	5,401

Total common shares and units outstanding	60,826	60,944	60,649	59,365	59,543
Stock price at period end	$39.49	$40.76	$37.21	$36.18	$33.73

Market value of common equity	$2,402,019	$2,484,077	$2,256,749	$2,147,826	$2,008,385

Total market capitalization with debt and obligations	$4,122,502	$4,182,181	$3,951,397	$3,848,112	$3,690,363

See pages 30 to 35 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	Page 6

Long-Term Debt Summary

Dollars in thousands

	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
Balances Outstanding:
Secured:
Conventional fixed rate 1/	$662,036	$730,732	$691,662	$695,832	$699,949
Variable rate debt	13,688	10,897	12,943	13,007	12,302

Secured total	675,724	741,629	704,605	708,839	712,251

Unsecured:
Fixed rate bonds and notes 2/	750,000	350,000	460,000	460,000	460,000
Variable rate debt	—	—	—	—	100,000
Credit facility	63,000	373,500	296,500	298,000	178,000

Unsecured total	813,000	723,500	756,500	758,000	738,000

Total 2/	$1,488,724	$1,465,129	$1,461,105	$1,466,839	$1,450,251

End of Period Weighted Average Interest Rates:
Secured:
Conventional fixed rate	6.63%	6.78%	6.92%	6.93%	6.93%
Variable rate debt	6.55%	6.55%	5.93%	5.85%	5.43%

Secured total	6.63%	6.78%	6.91%	6.91%	6.90%

Unsecured:
Fixed rate bonds	6.61%	7.48%	7.37%	7.37%	7.37%
Variable rate debt	—	—	—	—	5.80%
Credit facility	6.12%	6.14%	6.22%	5.96%	5.81%

Unsecured total	6.57%	6.79%	6.92%	6.81%	6.78%

Average	6.60%	6.78%	6.91%	6.86%	6.84%

Maturity Schedule:

	Future Maturities of Debt			Average
Year	Secured Debt 3/	Unsecured Debt	Total Debt 3/	Interest Rate
2007	$13,688	$—	$13,688	6.90%
2008	—	100,000	100,000	7.13%
2009	139,681	113,000	252,681	7.45%
2010	—	—	—	—
2011	—	—	—	—
2012	212,800	—	212,800	6.94%
2013	271,615	—	271,615	5.90%
2014	37,940	—	37,940	5.79%
2015	—	—	—	—
2016	—	—	—	—
Thereafter	—	600,000	600,000	6.40%

Total maturities	$675,724	$813,000	$1,488,724	6.60%

Weighted average maturity = 6.6 years

1/	Includes a $22.8 million loan related to a consolidated 20% owned joint venture (Harborview) and $37.9 million in loans at March 31, 2007 related to a consolidated 50% joint venture (Markel).

2/	Represents stated amounts and thus excludes $1,215K original issue discount on bonds issued March, 2007.

3/	All periods exclude annual principal amortization.

Highwoods Properties, Inc.	Page 7

Long-Term Debt Detail

Dollars in thousands

	Rate	Maturity Date	Loan Balance 03/31/07	Undepreciated Book Value of Assets Secured
Secured Loans
Lender
Northwestern Mutual	7.05%	Jan-12	$190,000	$290,083
Northwestern Mutual	6.03%	Mar-13	137,240	168,898
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	122,707	201,213
Monumental Life Ins. Co. 2/	7.77%	Nov-09	82,084	201,036
Monumental Life Ins. Co. 2/	7.87%	Nov-09	51,791	—
Metropolitan Life Ins. Co. 3/	6.06%	Oct-12	22,800	38,953
PNC/Regions/Wachovia 4/	6.55%	Oct-07	13,688	17,915
Principal Life Insurance Company 5/	5.79%	Jan-14	11,631	14,888
Principal Life Insurance Company 5/	5.79%	Jan-14	11,631	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,818	—
Principal Life Insurance Company 5/	5.74%	Jan-14	9,173	14,282
Principal Life Insurance Company 5/	5.89%	Jan-14	5,506	7,514
Lutheran Brotherhood	6.75%	Apr-09	3,777	8,020
Security Life of Denver	8.85%	Aug-09	2,029	9,384
American United Life	9.00%	Jun-13	849	3,321

	6.63%		675,724	$994,288

Unsecured Bonds
Bonds	7.13%	Feb-08	100,000
Bonds	8.13%	Jan-09	50,000
Bonds 6/ 7/	5.85%	Mar-17	400,000
Bonds	7.50%	Apr-18	200,000

	6.61%		750,000

Unsecured Loans
Credit facility 8/	6.12%	May-09	63,000

Total Debt	6.60%		$1,488,724

1/	These two loans are secured by the same assets.

2/	These two loans are secured by the same assets.

3/	Loan relates to a consolidated 20% owned joint venture (Harborview).

4/	Floating rate loan based on one month libor. Loan was paid off on April 10, 2007.

5/	Loans relate to a consolidated 50% owned joint venture (Markel).

6/	Face value of bonds.

7/	Represents stated amounts and thus excludes $1,215K original issue discount on bonds issued March, 2007.

8/	Floating rate loan based on one month libor. Maturity date excludes one-year extension option.

Highwoods Properties, Inc.	Page 8

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
Office Industrial & Retail
In-Service:
Office 2/	19,154,000	19,244,000	19,507,000	19,704,000	19,691,000
Industrial	6,280,000	6,281,000	6,605,000	6,706,000	6,706,000
Retail 3/	1,326,000	1,327,000	1,431,000	1,408,000	1,408,000

Total 4/	26,760,000	26,852,000	27,543,000	27,818,000	27,805,000

Development Completed - Not Stabilized:
Office 2/	600,000	504,000	311,000	153,000	—
Industrial	418,000	418,000	—	—	—
Retail	—	—	—	—	9,600

Total	1,018,000	922,000	311,000	153,000	9,600

Development - In Process:
Office 2/	1,166,000	1,357,000	1,405,000	1,268,000	1,026,000
Industrial	383,000	383,000	681,000	418,000	418,000
Retail	—	—	—	23,000	23,000

Total	1,549,000	1,740,000	2,086,000	1,709,000	1,467,000

Total:
Office 2/	20,920,000	21,105,000	21,223,000	21,125,000	20,717,000
Industrial	7,081,000	7,082,000	7,286,000	7,124,000	7,124,000
Retail 3/	1,326,000	1,327,000	1,431,000	1,431,000	1,440,600

Total 4/	29,327,000	29,514,000	29,940,000	29,680,000	29,281,600

Same Property
Office 2/	18,909,000	18,909,000	18,909,000	18,909,000	18,909,000
Industrial	6,280,000	6,280,000	6,280,000	6,280,000	6,280,000
Retail	1,304,000	1,304,000	1,304,000	1,304,000	1,304,000

Total	26,493,000	26,493,000	26,493,000	26,493,000	26,493,000

Percent Leased/Pre-Leased:
In-Service:
Office	89.3%	89.0%	88.1%	87.1%	87.1%
Industrial	91.9%	91.7%	91.8%	89.5%	88.0%
Retail	95.4%	95.7%	96.2%	95.3%	95.7%

Total	90.2%	90.0%	89.4%	88.1%	87.7%

Development Completed - Not Stabilized:
Office	62.8%	62.8%	52.3%	17.0%	—
Industrial	44.0%	44.0%	—	—	—
Retail	—	—	—	—	88.0%

Total	55.1%	54.3%	52.3%	17.0%	88.0%

Development - In Process:
Office	55.0%	55.3%	58.4%	53.7%	57.1%
Industrial	50.1%	0.0%	27.0%	44.0%	43.8%
Retail	—	—	—	100.0%	100.0%

Total	53.8%	43.1%	48.2%	51.9%	54.0%

Same Property
Office	89.1%	89.1%	88.3%	87.4%	87.4%
Industrial	91.9%	91.7%	91.5%	89.9%	88.2%
Retail	95.3%	95.7%	96.2%	95.1%	95.3%

Total	90.1%	90.0%	89.4%	88.3%	88.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Substantially all of our Office properties are located in suburban markets.

3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

4/	Excludes for sale residential units and minor for rent apartment buildings.

Highwoods Properties, Inc.	Page 9

Portfolio Summary

(Continued)

As of March 31, 2007

Summary by Location, Wholly-Owned Properties Only 1/:

	Rentable			Percentage of Annualized Cash Revenue 2/
Market	Square Feet		Occupancy	Office	Industrial	Retail	Total
Atlanta	5,514,000		92.7%	10.5%	3.8%	—	14.3%
Raleigh 3/	3,554,000		86.6%	13.9%	—	—	13.9%
Kansas City	2,224,000	4/	89.9%	4.3%	—	9.5%	13.8%
Tampa	2,418,000		98.2%	13.7%	—	—	13.7%
Nashville	2,875,000		92.4%	13.2%	—	—	13.2%
Piedmont Triad 5/	5,195,000		88.3%	6.9%	3.7%	—	10.6%
Richmond	2,024,000		89.8%	8.9%	—	—	8.9%
Memphis	1,276,000		92.8%	5.8%	—	—	5.8%
Greenville	1,109,000		77.2%	3.5%	0.1%	—	3.6%
Orlando	218,000		98.9%	1.2%	—	—	1.2%
Columbia	253,000		71.0%	0.5%	—	—	0.5%
Other	100,000		73.6%	0.5%	—	—	0.5%

Total	26,760,000		90.2%	82.9%	7.6%	9.5%	100.0%

Summary by Location, Including Joint Venture Properties:

	Rentable			Percentage of Annualized Cash Revenue 2/ 6/
Market	Square Feet		Occupancy	Office	Industrial	Retail	Multi-Family	Total
Atlanta	6,349,000		93.2%	10.8%	3.4%	—	—	14.2%
Kansas City	2,942,000	4/	88.8%	4.8%	—	8.4%	—	13.2%
Raleigh	3,732,000		87.2%	12.6%	—	—	—	12.6%
Tampa	2,623,000		98.4%	12.3%	—	—	—	12.3%
Nashville	2,875,000		92.4%	11.6%	—	—	—	11.6%
Piedmont Triad	5,559,000		89.1%	6.5%	3.3%	—	—	9.8%
Richmond	2,437,000		91.5%	8.4%	—	—	—	8.4%
Memphis	1,276,000		92.8%	5.1%	—	—	—	5.1%
Des Moines	2,474,000		93.7%	3.4%	0.5%	0.1%	0.4%	4.4%
Orlando	1,905,000		93.2%	4.2%	—	—	—	4.2%
Greenville	1,109,000		77.2%	3.1%	0.1%	—	—	3.2%
Other	210,000		87.4%	0.5%	—	—	—	0.5%
Columbia	253,000		71.0%	0.4%	—	—	—	0.4%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	33,892,000		91.0%	83.8%	7.3%	8.5%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.

4/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.

6/	Includes Highwoods’ share of Joint Venture Annualized Rental Revenue, see page 33.

Highwoods Properties, Inc.	Page 10

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of March 31, 2007

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,554,000	86.6%	16.9%	—	—	—
Tampa	2,418,000	98.2%	16.5%	—	—	—
Nashville	2,875,000	92.4%	15.9%	—	—	—
Atlanta	2,460,000	89.4%	12.7%	3,054,000	95.4%	49.8%
Richmond	2,024,000	89.8%	10.7%	—	—	—
Piedmont Triad	2,076,000	84.6%	8.3%	3,119,000	90.8%	49.0%
Memphis	1,276,000	92.8%	7.0%	—	—	—
Kansas City	894,000	82.0%	5.2%	4,000	46.5%	0.1%
Greenville	1,006,000	82.5%	4.2%	103,000	25.4%	1.1%
Orlando	218,000	98.9%	1.4%	—	—	—
Columbia	253,000	71.0%	0.6%	—	—	—
Other	100,000	73.6%	0.6%	—	—	—

	19,154,000	89.3%	100.0%	6,280,000	91.9%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,326,000	95.4%	100.0%

	1,326,000	95.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	Page 11

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	03/31/07	12/31/06	09/30/06	06/30/06	03/31/06
Atlanta	Rentable Square Feet	5,514,000	5,515,000	5,584,000	5,584,000	5,584,000
	Occupancy	92.7%	94.0%	92.4%	91.8%	91.1%
	Current Properties 2/	92.7%	94.0%	92.7%	92.1%	91.3%
Columbia	Rentable Square Feet	253,000	252,000	252,000	252,000	252,000
	Occupancy	71.0%	48.7%	49.4%	49.8%	41.4%
	Current Properties 2/	71.0%	48.7%	49.4%	49.8%	41.4%
Greenville	Rentable Square Feet	1,109,000	1,109,000	1,109,000	1,110,000	1,106,000
	Occupancy	77.2%	75.3%	75.0%	68.8%	73.4%
	Current Properties 2/	77.2%	75.3%	75.0%	68.9%	73.2%
Kansas City 3/	Rentable Square Feet	2,224,000	2,224,000	2,329,000	2,306,000	2,306,000
	Occupancy	89.9%	90.1%	90.7%	89.9%	90.4%
	Current Properties 2/	89.8%	90.0%	90.3%	89.5%	89.8%
Memphis	Rentable Square Feet	1,276,000	1,197,000	1,197,000	1,197,000	1,197,000
	Occupancy	92.8%	91.8%	91.9%	89.7%	90.0%
	Current Properties 2/	92.3%	91.8%	91.9%	89.7%	89.9%
Nashville	Rentable Square Feet	2,875,000	2,876,000	2,875,000	2,874,000	2,874,000
	Occupancy	92.4%	91.6%	92.8%	90.8%	90.6%
	Current Properties 2/	92.4%	91.6%	92.8%	90.8%	90.6%
Orlando	Rentable Square Feet	218,000	218,000	218,000	218,000	218,000
	Occupancy	98.9%	100.0%	100.0%	100.0%	99.5%
	Current Properties 2/	98.9%	100.0%	100.0%	100.0%	99.5%
Piedmont Triad	Rentable Square Feet	5,195,000	5,195,000	5,589,000	5,598,000	5,589,000
	Occupancy	88.3%	88.7%	89.9%	88.6%	86.7%
	Current Properties 2/	88.3%	88.6%	89.5%	88.6%	86.8%
Raleigh	Rentable Square Feet	3,554,000	3,810,000	3,812,000	4,101,000	4,102,000
	Occupancy	86.6%	86.1%	82.6%	83.0%	82.7%
	Current Properties 2/	86.6%	86.1%	82.6%	82.7%	82.6%
Richmond	Rentable Square Feet	2,024,000	2,024,000	1,954,000	1,954,000	1,954,000
	Occupancy	89.8%	89.8%	88.6%	88.0%	91.3%
	Current Properties 2/	89.4%	89.5%	88.5%	88.0%	91.2%
Tampa	Rentable Square Feet	2,418,000	2,332,000	2,524,000	2,524,000	2,523,000
	Occupancy	98.2%	97.7%	96.0%	93.6%	91.9%
	Current Properties 2/	98.1%	97.7%	96.8%	95.5%	93.3%

Total 4/	Rentable Square Feet	26,660,000	26,752,000	27,443,000	27,718,000	27,705,000
	Occupancy	90.2%	90.0%	89.4%	88.1%	87.7%

	Current Properties 2/	90.1%	90.0%	89.4%	88.3%	88.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Only includes properties that were owned and in-service for all periods shown.

3/	Excludes 430,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	Page 12

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	3/31/07 2/	12/31/06 3/	9/30/06 4/	6/30/06 5/	3/31/06 6/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	130	137	140	141	188	147
Rentable square footage leased	726,080	868,941	915,289	950,460	944,222	880,998
Square footage of Renewal Deals	451,125	601,796	681,640	486,998	528,275	549,967
Renewed square footage (% of total)	62.1%	69.3%	74.5%	51.2%	55.9%	62.4%
New Leases square footage (% of total)	37.9%	30.7%	25.5%	48.8%	44.1%	37.6%
Weighted average per rentable square foot over the lease term:
Base rent	$18.25	$19.72	$19.23	$17.29	$18.06	$18.51
Tenant improvements	(1.70)	(1.77)	(1.56)	(1.71)	(1.52)	(1.65)
Leasing commissions 7/	(0.59)	(0.56)	(0.46)	(0.48)	(0.62)	(0.54)
Rent concessions	(0.06)	(0.22)	(0.11)	(0.22)	(0.31)	(0.18)

Effective rent	15.90	17.17	17.10	14.88	15.61	16.14
Expense stop	(5.06)	(5.45)	(5.04)	(5.53)	(5.57)	(5.33)

Equivalent effective net rent	$10.84	$11.72	$12.06	$9.35	$10.04	$10.81

Weighted average term in years	5.0	5.2	4.5	4.5	4.3	4.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$7,604,253	$9,392,949	$7,994,295	$8,416,490	$7,270,758	$8,135,749
Rentable square feet	726,080	868,941	915,289	950,460	944,222	880,998

Per rentable square foot	$10.47	$10.81	$8.73	$8.86	$7.70	$9.23

Leasing Commissions:
Total dollars committed under signed leases 7/	$2,107,213	$2,256,508	$2,144,582	$2,198,017	$2,363,857	$2,214,035
Rentable square feet	726,080	868,941	915,289	950,460	944,222	880,998

Per rentable square foot	$2.90	$2.60	$2.34	$2.31	$2.50	$2.51

Total:
Total dollars committed under signed leases	$9,711,466	$11,649,457	$10,138,877	$10,614,507	$9,634,615	$10,349,784
Rentable square feet	726,080	868,941	915,289	950,460	944,222	880,998

Per rentable square foot	$13.38	$13.41	$11.08	$11.17	$10.20	$11.75

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Includes 98K square feet of leases that start in 2009 or later.

3/	Includes 17K square feet of leases that start in 2009 or later.

4/	Includes 179K square feet of leases that start in 2008 or later.

5/	Includes 74K square feet of leases that start in 2008 or later.

6/	Includes 82K square feet of leases that start in 2008 or later.

7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	Page 13

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	3/31/07	12/31/06	9/30/06	6/30/06 1/	3/31/06 2/	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	14	17	23	36	22	22
Rentable square footage leased	188,562	539,939	485,936	974,807	300,496	497,948
Square footage of Renewal Deals	175,579	315,423	237,061	543,537	165,621	287,444
Renewed square footage (% of total)	93.1%	58.4%	48.8%	55.8%	55.1%	57.7%
New Leases square footage (% of total)	6.9%	41.6%	51.2%	44.2%	44.9%	42.3%
Weighted average per rentable square foot over the lease term:
Base rent	$4.63	$3.81	$4.13	$3.44	$4.46	$4.09
Tenant improvements	(0.20)	(0.45)	(0.31)	(0.17)	(0.79)	(0.38)
Leasing commissions 3/	(0.04)	(0.14)	(0.09)	(0.07)	(0.15)	(0.10)
Rent concessions	(0.02)	(0.05)	(0.11)	(0.01)	(0.13)	(0.06)

Effective rent	4.37	3.17	3.62	3.19	3.39	3.55
Expense stop	(0.24)	(0.08)	(0.17)	(0.10)	(0.17)	(0.15)

Equivalent effective net rent	$4.13	$3.09	$3.45	$3.09	$3.22	$3.40

Weighted average term in years	2.5	5.2	3.8	2.9	3.5	3.6

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$142,102	$1,323,790	$732,593	$895,575	$1,032,151	$825,242
Rentable square feet	188,562	539,939	485,936	974,807	300,496	497,948

Per rentable square foot	$0.75	$2.45	$1.51	$0.92	$3.43	$1.66

Leasing Commissions:
Total dollars committed under signed leases 3/	$23,647	$433,927	$109,087	$144,376	$191,615	$180,530
Rentable square feet	188,562	539,939	485,936	974,807	300,496	497,948

Per rentable square foot	$0.13	$0.80	$0.22	$0.15	$0.64	$0.36

Total:
Total dollars committed under signed leases	$165,749	$1,757,717	$841,680	$1,039,951	$1,223,766	$1,005,773
Rentable square feet	188,562	539,939	485,936	974,807	300,496	497,948

Per rentable square foot	$0.88	$3.26	$1.73	$1.07	$4.07	$2.02

1/	Includes 14K square feet of leases that start in 2008 or later.

2/	Includes 10K square feet of leases that start in 2008 or later.

3/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	Page 14

Leasing Statistics

Retail Portfolio

	Three Months Ended
	3/31/07 1/	12/31/06	09/30/06	06/30/06	3/31/06	Average
Net Effective Rents Related to Re-Leased Space:
Number of lease transactions (signed leases)	9	8	8	5	12	8
Rentable square footage leased	41,357	23,748	26,472	13,573	49,479	30,926
Square footage of Renewal Deals	39,171	9,855	17,179	3,919	36,129	21,251
Renewed square footage (% of total)	94.7%	41.5%	64.9%	28.9%	73.0%	68.7%
New Leases square footage (% of total)	5.3%	58.5%	35.1%	71.1%	27.0%	31.3%
Weighted average per rentable square foot over the lease term:
Base rent	$23.23	$18.27	$24.75	$30.32	$19.22	$23.16
Tenant improvements	(0.12)	(0.08)	(1.40)	(4.28)	(0.41)	(1.26)
Leasing commissions 2/	(0.24)	(0.41)	(0.61)	(1.04)	(0.28)	(0.52)
Rent concessions	0.00	(0.20)	0.00	0.00	(0.06)	(0.05)

Effective rent	22.87	17.58	22.74	25.00	18.47	21.33
Expense stop	0.00	0.00	0.00	0.00	0.00	0.00

Equivalent effective net rent	$22.87	$17.58	$22.74	$25.00	$18.47	$21.33

Weighted average term in years	4.2	8.6	5.2	10.8	11.1	8.0

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$27,507	$15,000	$288,272	$838,555	$186,372	$271,141
Rentable square feet	41,357	23,748	26,472	13,573	49,479	30,926

Per rentable square foot	$0.67	$0.63	$10.89	$61.78	$3.77	$8.77

Leasing Commissions:
Total dollars committed under signed leases 2/	$1,981	$1,981	$46,048	$63,681	$42,804	$31,299
Rentable square feet	41,357	23,748	26,472	13,573	49,479	30,926

Per rentable square foot	$0.05	$0.08	$1.74	$4.69	$0.87	$1.01

Total:
Total dollars committed under signed leases	$29,488	$16,981	$334,320	$902,236	$229,176	$302,440
Rentable square feet	41,357	23,748	26,472	13,573	49,479	30,926

Per rentable square foot	$0.71	$0.72	$12.63	$66.47	$4.63	$9.78

1/	Includes 17K square feet of leases that start in 2009 or later.

2/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	Page 15

Leasing Statistics by Market

For the Three Months ended As of 3/31/07

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Raleigh	165,459	4.9	$21.18	$9.29	$1.61
Piedmont Triad	142,775	6.0	13.87	7.60	2.78
Columbia	136,457	7.9	15.61	25.12	6.98
Richmond	107,345	3.1	18.62	6.12	1.14
Nashville	60,875	3.4	18.14	4.64	1.40
Tampa	40,630	4.3	25.49	6.42	1.56
Memphis	29,389	2.8	20.88	7.92	1.58
Kansas City	26,983	3.4	19.95	1.05	2.86
Atlanta	15,548	2.6	18.47	5.89	1.87
Other	619	3.0	16.70	0.00	2.51

	726,080	5.0	$18.19	$10.47	$2.90

Industrial Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/
Piedmont Triad	145,924	2.2	$4.91	$0.97	$0.08
Atlanta	42,638	3.6	3.62	0.00	0.26

	188,562	2.5	$4.61	$0.75	$0.13

Retail Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF
Kansas City	41,357	4.2	$23.23	$0.67	$0.05

	41,357	4.2	$23.23	$0.67	$0.05

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Lease commission per square foot excludes capitalized internal leasing costs.

Highwoods Properties, Inc.	Page 16

Rental Rate Comparisons by Market

For the Three Months ended As of 3/31/07

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Raleigh	165,459	$21.18	$18.64	13.6%
Piedmont Triad	142,775	13.87	13.22	4.9%
Columbia	136,457	15.61	16.26	-4.0%
Richmond	107,345	18.62	17.53	6.2%
Nashville	60,875	18.14	17.81	1.8%
Tampa	40,630	25.49	21.44	18.9%
Memphis	29,389	20.88	19.00	9.9%
Kansas City	26,983	19.95	19.38	2.9%
Atlanta	15,548	18.47	18.18	1.6%
Other	619	16.70	19.21	-13.0%

GAAP Rent Growth	726,080	$18.19	$17.06	6.6%

Cash Rent Growth	726,080	$18.00	$18.85	-4.5%

Industrial Portfolio
Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	145,924	$4.91	$4.62	6.4%
Atlanta	42,638	3.62	3.87	-6.4%

GAAP Rent Growth	188,562	$4.61	$4.44	3.8%

Cash Rent Growth	188,562	$4.59	$4.62	-0.7%

Retail Portfolio
Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	41,357	$23.23	$21.68	7.1%

GAAP Rent Growth	41,357	$23.23	$21.68	7.1%

Cash Rent Growth	41,357	$23.33	$22.54	3.5%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	03/31/07	03/31/06	03/31/05	03/31/04	03/31/03
Office	$18.99	$18.04	$17.53	$17.54	$17.22
Industrial	5.11	5.08	4.73	4.61	4.61
Retail 2/	30.04	27.98	27.01	24.27	26.69

Weighted average rate	$16.19	$15.45	$15.08	$14.77	$14.04

Annual % growth rate	4.8%	2.5%	2.1%	5.2%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Excludes percentage rent.

3/	Average cash rental rates represent March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	Page 17

Lease Expirations

March 31, 2007

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2007 /3	1,053,629	6.1%	$20,236	$19.21	6.1%
2008	2,047,492	11.8%	37,930	18.53	11.5%
2009	2,771,673	16.0%	54,178	19.55	16.5%
2010	2,310,028	13.3%	48,090	20.82	14.6%
2011	2,786,737	16.0%	52,017	18.67	15.8%
2012	1,989,944	11.5%	38,007	19.10	11.5%
2013	823,962	4.7%	15,532	18.85	4.7%
2014	602,672	3.5%	12,223	20.28	3.7%
2015	812,171	4.7%	15,821	19.48	4.8%
2016	729,773	4.2%	13,339	18.28	4.0%
2017 and thereafter	1,429,556	8.2%	22,269	15.58	6.8%

	17,357,637	100.0%	$329,642	$18.99	100.0%

Industrial:
2007 /4	597,385	10.0%	$3,718	$6.22	12.2%
2008	1,306,053	22.0%	6,213	4.76	20.4%
2009	961,855	16.2%	5,250	5.46	17.3%
2010	594,237	10.0%	3,080	5.18	10.1%
2011	675,002	11.3%	3,578	5.30	11.8%
2012	279,825	4.7%	1,202	4.30	4.0%
2013	210,052	3.5%	1,171	5.57	3.8%
2014	221,965	3.7%	1,175	5.29	3.9%
2015	233,882	3.9%	697	2.98	2.3%
2016	264,597	4.4%	972	3.67	3.2%
2017 and thereafter	612,240	10.3%	3,360	5.49	11.0%

	5,957,093	100.0%	$30,416	$5.11	100.0%

1/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

3/	Includes 95,000 square feet of leases that are on a month to month basis or 0.5% of total annualized revenue.

4/	Includes 92,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

Note: 2007 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 18

Lease Expirations

March 31, 2007

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2007 2/	37,350	3.0%	$926	$24.79	2.4%
2008	123,286	9.7%	3,575	29.00	9.4%
2009	142,504	11.3%	4,044	28.38	10.6%
2010	100,805	8.0%	3,763	37.33	9.9%
2011	75,164	5.9%	2,224	29.59	5.9%
2012	153,014	12.1%	4,629	30.25	12.2%
2013	62,767	5.0%	2,506	39.93	6.6%
2014	79,410	6.3%	1,485	18.70	3.9%
2015	127,995	10.1%	4,146	32.39	10.9%
2016	67,224	5.3%	2,665	39.64	7.0%
2017 and thereafter	295,245	23.3%	8,030	27.20	21.2%

	1,264,764	100.0%	$37,993	$30.04	100.0%

Total:
2007 3/ 4/	1,688,364	6.9%	$24,880	$14.74	6.3%
2008	3,476,831	14.1%	47,718	13.72	12.0%
2009	3,876,032	15.7%	63,472	16.38	15.9%
2010	3,005,070	12.2%	54,933	18.28	13.8%
2011	3,536,903	14.4%	57,819	16.35	14.5%
2012	2,422,783	9.9%	43,838	18.09	11.0%
2013	1,096,781	4.5%	19,209	17.51	4.8%
2014	904,047	3.7%	14,883	16.46	3.7%
2015	1,174,048	4.8%	20,664	17.60	5.2%
2016	1,061,594	4.3%	16,976	15.99	4.3%
2017 and thereafter	2,337,041	9.5%	33,659	14.40	8.5%

	24,579,494	100.0%	$398,051	$16.19	100.0%

1/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

2/	Includes 8,000 square feet of leases that are on a month to month basis or 0.0% of total annualized revenue.

3/	Includes 195,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue.

4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2007 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	Page 19

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

		Three Months Ended
		06/30/07 2/	09/30/07	12/31/07	03/31/08	Total
Atlanta	RSF	74,155	165,123	6,115	325,688	571,081
	% of Total Office RSF	0.4%	1.0%	0.0%	1.9%	3.3%
	Annualized Cash Revenue 3/	$1,537	$2,904	$92	$5,406	$9,939
	% of Total Office Annl Cash Rev	0.5%	0.9%	0.0%	1.6%	3.0%
Columbia	RSF	36,386	0	3,258	12,494	52,138
	% of Total Office RSF	0.2%	0.0%	0.0%	0.1%	0.3%
	Annualized Cash Revenue 3/	$245	$—	$61	$216	$522
	% of Total Office Annl Cash Rev	0.1%	0.0%	0.0%	0.1%	0.2%
Greenville	RSF	10,965	5,201	0	37,994	54,160
	% of Total Office RSF	0.1%	0.0%	0.0%	0.2%	0.3%
	Annualized Cash Revenue 3/	$191	$115	$—	$706	$1,012
	% of Total Office Annl Cash Rev	0.1%	0.0%	0.0%	0.2%	0.3%
Kansas City	RSF	31,745	20,813	20,702	19,851	93,111
	% of Total Office RSF	0.2%	0.1%	0.1%	0.1%	0.5%
	Annualized Cash Revenue 3/	$733	$435	$448	$415	$2,031
	% of Total Office Annl Cash Rev	0.2%	0.1%	0.1%	0.1%	0.6%
Memphis	RSF	15,310	18,629	12,849	59,619	106,407
	% of Total Office RSF	0.1%	0.1%	0.1%	0.3%	0.6%
	Annualized Cash Revenue 3/	$302	$374	$261	$1,282	$2,219
	% of Total Office Annl Cash Rev	0.1%	0.1%	0.1%	0.4%	0.7%
Nashville	RSF	96,808	61,514	8,824	54,876	222,022
	% of Total Office RSF	0.6%	0.4%	0.1%	0.3%	1.3%
	Annualized Cash Revenue 3/	$1,489	$1,248	$175	$1,111	$4,023
	% of Total Office Annl Cash Rev	0.5%	0.4%	0.1%	0.3%	1.2%
Orlando	RSF	11,607	1,358	6,340	6,133	25,438
	% of Total Office RSF	0.1%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue 3/	$237	$33	$189	$166	$625
	% of Total Office Annl Cash Rev	0.1%	0.0%	0.1%	0.1%	0.2%
Piedmont Triad	RSF	45,524	13,611	34,674	181,039	274,848
	% of Total Office RSF	0.3%	0.1%	0.2%	1.0%	1.6%
	Annualized Cash Revenue 3/	$800	$280	$539	$3,008	$4,627
	% of Total Office Annl Cash Rev	0.2%	0.1%	0.2%	0.9%	1.4%
Raleigh	RSF	64,576	72,895	37,114	112,916	287,501
	% of Total Office RSF	0.3%	0.4%	0.2%	0.7%	1.6%
	Annualized Cash Revenue 3/	$1,342	$1,496	$753	$1,757	$5,348
	% of Total Office Annl Cash Rev	0.4%	0.5%	0.2%	0.5%	1.6%
Richmond	RSF	29,761	29,231	27,587	116,039	202,618
	% of Total Office RSF	0.2%	0.2%	0.2%	0.7%	1.2%
	Annualized Cash Revenue 3/	$572	$548	$556	$2,406	$4,082
	% of Total Office Annl Cash Rev	0.2%	0.2%	0.2%	0.7%	1.2%
Tampa	RSF	22,796	24,820	28,406	48,302	124,324
	% of Total Office RSF	0.1%	0.1%	0.2%	0.3%	0.7%
	Annualized Cash Revenue 3/	$605	$611	$699	$1,207	$3,122
	% of Total Office Annl Cash Rev	0.2%	0.2%	0.2%	0.4%	0.9%
Other	RSF	13,802	1,130	0	1,351	16,283
	% of Total Office RSF	0.1%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue 3/	$344	$24	$—	$36	$404
	% of Total Office Annl Cash Rev	0.1%	0.0%	0.0%	0.0%	0.1%
Total	RSF	453,435	414,325	185,869	976,302	2,029,931
	% of Total Office RSF	2.6%	2.4%	1.1%	5.6%	11.6%
	Annualized Cash Revenue 3/	$8,397	$8,068	$3,773	$17,716	$37,954
	% of Total Office Annl Cash Rev	2.5%	2.4%	1.1%	5.4%	11.5%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Includes 95,000 square feet of leases that are on a month to month basis or 0.5% of total annualized revenue.

3/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 20

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

		Three Months Ended
		06/30/07 1/	09/30/07	12/31/07	03/31/08	Total
Atlanta	RSF	87,752	33,600	55,039	175,353	351,744
	% of Total Industrial RSF	1.5%	0.6%	0.9%	2.9%	5.9%
	Annualized Cash Revenue 2/	$431	$124	$280	$803	$1,638
	% of Total Industrial Annl Cash Rev	1.5%	0.4%	0.9%	2.6%	5.4%
Greenville	RSF	16,081	0	0	0	16,081
	% of Total Industrial RSF	0.3%	0.0%	0.0%	0.0%	0.3%
	Annualized Cash Revenue 2/	$221	$—	$—	$—	$221
	% of Total Industrial Annl Cash Rev	0.7%	0.0%	0.0%	0.0%	0.7%
Kansas City	RSF	0	0	0	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 2/	$—	$—	$—	$—	$—
	% of Total Industrial Annl Cash Rev	0.0%	0.0%	0.0%	0.0%	0.0%
Piedmont Triad	RSF	231,691	116,022	57,200	367,078	771,991
	% of Total Industrial RSF	3.9%	1.9%	1.0%	6.2%	13.0%
	Annualized Cash Revenue 2/	$938	$1,275	$448	$1,584	$4,245
	% of Total Industrial Annl Cash Rev	3.1%	4.2%	1.5%	5.2%	14.0%
Total	RSF	335,524	149,622	112,239	542,431	1,139,816
	% of Total Industrial RSF	5.6%	2.5%	1.9%	9.1%	19.1%
	Annualized Cash Revenue 2/	$1,590	$1,399	$728	$2,387	$6,104
	% of Total Industrial Annl Cash Rev	5.3%	4.6%	2.4%	7.8%	20.1%

1/	Includes 92,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

2/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 21

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2007 2/	2008	2009	2010	Thereafter
Atlanta	RSF	245,393	385,148	341,290	85,500	1,141,721
	% of Total Office RSF	1.4%	2.2%	2.0%	0.5%	6.6%
	Annualized Cash Revenue 3/	$4,533	$6,677	$5,882	$1,809	$22,856
	% of Total Office Annl Cash Rev	1.4%	2.0%	1.8%	0.5%	6.9%
Columbia	RSF	39,644	33,601	8,409	6,475	91,573
	% of Total Office RSF	0.2%	0.2%	0.0%	0.0%	0.5%
	Annualized Cash Revenue 3/	$307	$522	$131	$105	$785
	% of Total Office Annl Cash Rev	0.1%	0.2%	0.0%	0.0%	0.2%
Greenville	RSF	16,166	78,679	60,122	62,986	612,649
	% of Total Office RSF	0.1%	0.5%	0.3%	0.4%	3.5%
	Annualized Cash Revenue 3/	$307	$1,487	$1,013	$1,055	$9,955
	% of Total Office Annl Cash Rev	0.1%	0.5%	0.3%	0.3%	3.0%
Kansas City	RSF	73,260	83,129	124,572	110,795	341,793
	% of Total Office RSF	0.4%	0.5%	0.7%	0.6%	2.0%
	Annualized Cash Revenue 3/	$1,617	$1,726	$2,481	$2,930	$8,314
	% of Total Office Annl Cash Rev	0.5%	0.5%	0.8%	0.9%	2.5%
Memphis	RSF	46,788	144,151	226,858	211,037	554,516
	% of Total Office RSF	0.3%	0.8%	1.3%	1.2%	3.2%
	Annualized Cash Revenue 3/	$936	$3,070	$4,519	$4,351	$10,047
	% of Total Office Annl Cash Rev	0.3%	0.9%	1.4%	1.3%	3.0%
Nashville	RSF	167,146	200,081	675,991	463,446	1,211,953
	% of Total Office RSF	1.0%	1.2%	3.9%	2.7%	7.0%
	Annualized Cash Revenue 3/	$2,912	$4,014	$13,191	$9,194	$23,176
	% of Total Office Annl Cash Rev	0.9%	1.2%	4.0%	2.8%	7.0%
Orlando	RSF	19,305	6,133	6,788	79,163	104,154
	% of Total Office RSF	0.1%	0.0%	0.0%	0.5%	0.6%
	Annualized Cash Revenue 3/	$459	$166	$174	$1,768	$2,263
	% of Total Office Annl Cash Rev	0.1%	0.1%	0.1%	0.5%	0.7%
Piedmont Triad	RSF	93,809	248,228	135,423	206,869	1,071,889
	% of Total Office RSF	0.5%	1.4%	0.8%	1.2%	6.2%
	Annualized Cash Revenue 3/	$1,619	$4,096	$2,217	$3,145	$16,418
	% of Total Office Annl Cash Rev	0.5%	1.2%	0.7%	1.0%	5.0%
Raleigh	RSF	174,585	421,095	553,176	347,710	1,687,273
	% of Total Office RSF	1.0%	2.4%	3.2%	2.0%	9.7%
	Annualized Cash Revenue 3/	$3,589	$6,545	$11,239	$6,396	$28,043
	% of Total Office Annl Cash Rev	1.1%	2.0%	3.4%	1.9%	8.5%
Richmond	RSF	86,579	252,247	217,845	222,287	1,129,819
	% of Total Office RSF	0.5%	1.5%	1.3%	1.3%	6.5%
	Annualized Cash Revenue 3/	$1,676	$4,974	$4,148	$4,104	$20,414
	% of Total Office Annl Cash Rev	0.5%	1.5%	1.3%	1.2%	6.2%
Tampa	RSF	76,022	178,682	414,414	485,781	1,219,984
	% of Total Office RSF	0.4%	1.0%	2.4%	2.8%	7.0%
	Annualized Cash Revenue 3/	$1,914	$4,110	$9,056	$12,602	$26,778
	% of Total Office Annl Cash Rev	0.6%	1.2%	2.7%	3.8%	8.1%
Other	RSF	14,932	16,318	6,785	27,979	7,491
	% of Total Office RSF	0.1%	0.1%	0.0%	0.2%	0.0%
	Annualized Cash Revenue 3/	$368	$545	$129	$632	$160
	% of Total Office Annl Cash Rev	0.1%	0.2%	0.0%	0.2%	0.0%
Total	RSF	1,053,629	2,047,492	2,771,673	2,310,028	9,174,815
	% of Total Office RSF	6.1%	11.8%	16.0%	13.3%	52.9%
	Annualized Cash Revenue 3/	$20,237	$37,932	$54,180	$48,091	$169,209
	% of Total Office Annl Cash Rev	6.1%	11.5%	16.4%	14.6%	51.3%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Includes 95,000 square feet of leases that are on a month to month basis or 0.5% of total annualized revenue.

3/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 22

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2007 1/	2008	2009	2010	Thereafter
Atlanta	RSF	176,391	575,710	340,555	294,369	1,526,246
	% of Total Industrial RSF	3.0%	9.7%	5.7%	4.9%	25.6%
	Annualized Cash Revenue 2/	$834	$2,997	$2,145	$1,634	$7,565
	% of Total Industrial Annl Cash Rev	2.7%	9.9%	7.1%	5.4%	24.9%
Greenville	RSF	16,081	5,350	4,794	0	0
	% of Total Industrial RSF	0.3%	0.1%	0.1%	0.0%	0.0%
	Annualized Cash Revenue 2/	$221	$60	$42	$—	$—
	% of Total Industrial Annl Cash Rev	0.7%	0.2%	0.1%	0.0%	0.0%
Kansas City	RSF	0	0	1,756	0	0
	% of Total Industrial RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 2/	$—	$—	$20	$—	$—
	% of Total Industrial Annl Cash Rev	0.0%	0.0%	0.1%	0.0%	0.0%
Piedmont Triad	RSF	404,913	724,993	614,750	299,868	971,317
	% of Total Industrial RSF	6.8%	12.2%	10.3%	5.0%	16.3%
	Annualized Cash Revenue 2/	$2,662	$3,155	$3,043	$1,446	$4,592
	% of Total Industrial Annl Cash Rev	8.8%	10.4%	10.0%	4.8%	15.1%
Total	RSF	597,385	1,306,053	961,855	594,237	2,497,563
	% of Total Industrial RSF	10.0%	21.9%	16.1%	10.0%	41.9%
	Annualized Cash Revenue 2/	$3,717	$6,212	$5,250	$3,080	$12,157
	% of Total Industrial Annl Cash Rev	12.2%	20.4%	17.3%	10.1%	40.0%

1/	Includes 92,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

2/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 23

Customer Diversification 1/

March 31, 2007

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,454,338	$26,769	6.72%	8.0
AT&T	672,986	13,168	3.31%	1.8
Price Waterhouse Coopers	332,931	8,819	2.22%	3.1
State Of Georgia	367,986	7,414	1.86%	2.9
T-Mobile USA	205,855	5,606	1.41%	6.6
Metropolitan Life Insurance	262,586	5,040	1.27%	9.7
Lockton Companies	156,255	4,089	1.03%	7.9
Volvo	278,940	3,919	0.98%	3.0
Syniverse Technologies	198,750	3,869	0.97%	9.6
Northern Telecom	246,000	3,651	0.92%	0.9
SCI Services 3/	162,784	3,574	0.90%	10.3
BB&T	209,237	3,263	0.82%	5.3
US Airways	182,775	3,169	0.80%	4.4
Fluor Enterprises	168,908	2,659	0.67%	4.6
Jacobs Engineering Group	181,794	2,644	0.66%	8.8
Vanderbilt University	126,617	2,432	0.61%	8.5
Lifepoint Corporate Services	122,703	2,384	0.60%	4.3
Wachovia	97,792	2,219	0.56%	3.1
Icon Clinical Research	110,909	2,100	0.53%	5.9
The Art Institute of Tampa	91,123	1,970	0.49%	7.8

	5,631,269	$108,758	27.33%	5.8

By Industry

Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	19.9%
Finance/Banking	10.2%
Insurance	9.5%
Government/Public Administration	9.2%
Retail Trade	7.9%
Telecommunication	7.2%
Manufacturing	7.0%
Wholesale Trade	6.0%
Health Care and Social Assistance	5.6%
Real Estate Rental and Leasing	3.6%
Information	2.8%
Accommodation and Food Services	2.7%
Transportation and Warehousing	2.6%
Administrative and Support Services	2.3%
Other Services (except Public Administration)	2.3%
Educational Services	1.2%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

2/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

3/	Morgan Stanley acquired SCI Services (Saxon Capital, Inc.) on December 4, 2006.

Highwoods Properties, Inc.	Page 24

Same Property Performance

Dollars in thousands

	Three months ended March 31,		Percentage
	2007	2006	Change
Rental revenues	$100,654	$94,803	6.2%
Straight line rent	715	2,253	-68.3%
Lease termination fees	38	672	-94.3%
Operating expenses	(37,055)	(34,813)	-6.4%

Net operating income	$64,352	$62,915	2.3%

Average occupancy	89.7%	88.6%	1.2%

Rentable square feet	26,493,000	26,493,000

	First Quarter: 2007 vs 2006
Market	NOI Percentage Change	Occupancy Percentage Change
Atlanta	4.7%	2.2%
Columbia	141.1%	57.7%
Greenville	4.4%	4.8%
Kansas City	0.2%	-0.6%
Memphis	3.1%	1.8%
Nashville	-4.0%	-0.4%
Orlando	-3.3%	3.6%
Piedmont Triad	-5.7%	-2.5%
Raleigh	6.8%	4.4%
Richmond	-3.8%	-2.5%
Tampa	15.6%	5.9%

	2.3%	1.2%

Highwoods Properties, Inc.	Page 25

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2007:
None

Highwoods Properties, Inc.	Page 26

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price 2/
First quarter 2007:
1740-90 Century Center	Atlanta	O	01/17/07	69,000	N/A 3/	$9,530
Red Oak	Raleigh	O	02/02/07	65,000	68.6%
Laurel	Raleigh	O	02/02/07	40,000	85.2%
Global Software	Raleigh	O	02/02/07	93,000	90.4%
Magnolia	Raleigh	O	02/02/07	59,000	68.1%

				257,000	79.0%	$30,416

First quarter totals - wholly-owned				326,000	79.0%	$39,946

Weston Lakeside 4/	Raleigh	M	02/22/07	322 Units	N/A	$22,500
3404 North Duke Street 5/	Raleigh	O	03/12/07	67,000	100.0%
4020 North Roxboro Road 5/	Raleigh	O	03/12/07	42,000	100.0%
4101 North Roxboro Road 5/	Raleigh	O	03/12/07	56,000	100.0%
Fairfield I 5/	Raleigh	O	03/12/07	51,000	100.0%
Fairfield II 5/	Raleigh	O	03/12/07	60,000	96.9%

				276,000	99.3%	$7,801

First quarter totals - joint ventures						$30,301

First quarter grand total (including pro rata share of joint ventures dispositions)						$70,247

1/	The letters “O” and “M” represent Office and Multifamily, respectively.

2/	Amounts for joint ventures reflect Highwoods pro-rata share only.

3/	This property was scheduled for demolition after its disposition. All tenants vacated this property and it was removed from Highwoods’ in-service portfolio prior to 12/31/06.

4/	The Weston Lakeside properties were owned by a 50% owned joint venture.

5/	These were 22.81% owned properties through the DLF 98/29 joint venture.

Highwoods Properties, Inc.	Page 27

Development Activity

Dollars in thousands

In - Process

Property	Market	Type 1/	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/07	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Office:
Dept. of Homeland Security	Atlanta	O	91,000	$21,700	$12,804	100%	3Q 07	3Q 07
Healthways	Nashville	O	255,000	58,300	23,102	100%	2Q08	2Q 08
Berkshire	Orlando	O	99,000	13,197	10,110	16%	2Q 07	2Q 08
Centregreen V	Raleigh	O	98,000	15,662	2,634	51%	1Q 08	3Q 09
Glenlake VI	Raleigh	O	122,000	23,208	2,650	15%	1Q 08	3Q 09
RBC Plaza 2/	Raleigh	O	292,000	76,056	10,604	65%	4Q 08	4Q 09
Highwoods Baycenter I	Tampa	O	209,000	42,024	27,245	10%	3Q 07	4Q 08

Total or Weighted Average			1,166,000	$250,147	$89,149	55%

Industrial:
Newpoint V	Atlanta	I	263,000	$12,312	$8,931	73%	2Q 07	2Q 08
Enterprise III	Piedmont Triad	I	120,000	5,502	1,087	0%	3Q 07	4Q 08

Total or Weighted Average			383,000	$17,814	$10,018	50%

For Sale Residential: 3/						340
RBC Plaza Condominiums 4/	Raleigh	RC	139 Units	$42,380	$3,804	Reservations	4Q 08	2Q 09

In-Process Total or Weighted Average 4/			1,549,000	$310,341	$102,971	54%

Completed Not Stabilized 5/
Office:
Glenlake Four	Raleigh	O	158,000	$26,286	$22,921	72%	3Q 06	1Q 08
Cordoba 6/	Kansas City	O	46,000	6,790	5,061	50%	4Q 06	1Q 08
Stony Point IV	Richmond	O	107,000	13,125	11,993	86%	4Q 06	4Q 07
3330 Healy Rd 6/	Piedmont Triad	O	40,000	4,859	3,969	0%	4Q 06	2Q 07
North Shore Commons B	Richmond	O	96,000	13,586	10,979	9%	1Q 07	2Q 08
Cool Springs III	Nashville	O	153,000	22,500	19,038	91%	2Q 06	4Q 07

Total or Weighted Average			600,000	$87,146	$73,961	63%

Industrial:
Enterprise II	Piedmont Triad	I	418,000	$15,137	$13,790	44%	4Q 06	4Q 08

Completed Not Stabilized Total or Weighted Average			1,018,000	$102,283	$87,751	55%

Grand Total or Weighted Average			2,567,000	$412,624	$190,722	54%

Placed in Service

Property	Market	Type 1/	In-Service Date	Rentable Square Feet	Investment @ 03/31/07	Occ %
ThyssenKrupp	Memphis	O	1/10/2007	78,000	$9,369	100%
Highwoods Preserve VII 7/	Tampa	O	2/1/2007	115,000	19,414	100%

Total or Weighted Average				193,000	$28,783	100%

1/	The Letters “O”, “I”, “R” and “RC” represent: Office, Industrial, Retail and For Sale Residential Condominiums, respectively.

2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.

3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company will have a 93% interest and will consolidate this Joint Venture. The investment amounts shown represent the Company’s 93% share.

4/	There are currently 340 reservations for the 139 units. Reservations are fully refundable until mid 2007 at which time binding sales contracts will be accepted and non-refundable deposits will be retained. Condo Units and Reservations numbers are not part of In-Process Total or Weighted Average for SF & Pre-Leasing percentage.

5/	“Completed Not Stabilized” and Redevelopment properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.

6/	Redevelopment property, the investment amounts shown include original Land and Building basis, in addition to the incremental redevelopment costs.

7/	29,000 sf is leased but will not be occupied until 4Q 08.

Highwoods Properties, Inc.	Page 28

Development Land

March 31, 2007

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Research Triangle	235	$47,626
Atlanta	140	18,440
Triad	69	16,118
Richmond	44	10,330
Baltimore	39	11,824
Nashville	26	8,345
Tampa	23	8,790
Memphis	21	4,733
Orlando	14	10,800
Greenville	12	1,800
Kansas City	2	3,100

Total 1/ 2/	625	$141,906

1/	Developable square footage on core land holdings, which constitute 421 of the total 625 acres, is approximately 4.3 million of office space and 1.6 million of industrial space.

2/	Includes 33 acres ($6 million based on expected gross proceeds) included in property held for sale at March 31, 2007.

Highwoods Properties, Inc.	Page 29

Unconsolidated Joint Ventures Assets, Debt and Liabilities

March 31, 2007

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.0%	$7,203	$96	$400
Dallas County Partners I, LP	O/ I	50.0%	38,164	50,032	52,433
Dallas County Partners II, LP	O	50.0%	15,135	17,921	19,045
Dallas County Partners III, LP	O	50.0%	49	—	23
Fountain Three	O/I /R	50.0%	29,086	32,841	34,594
RRHWoods , LLC	O/ M	50.0%	90,183	81,139	84,613
Kessinger/Hunter, LLC	—	26.5%	8,575	—	632
4600 Madison Associates, LP	O	12.5%	19,389	14,220	15,088
Highwoods DLF 98/29, LP	O	22.8%	128,160	48,779	50,927
Highwoods DLF 97/26 DLF 99/32, LP	O	42.9%	106,817	56,494	59,828
Concourse Center Associates, LLC	O	50.0%	13,584	9,075	9,234
Plaza Colonnade, LLC	O/R	50.0%	73,993	67,357	68,344
Highwoods KC Glenridge Office, LP	O	40.0%	23,086	16,500	16,992
Highwoods KC Glenridge Land, LP	O	40.0%	796	—	83
Highwoods KC Orlando, LLC	O	40.0%	209,808	143,000	149,452
Weston Lakeside, LLC	M	50.0%	245	—	3

Total			$764,273	$537,454	$561,691

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,529	$47	$196
Dallas County Partners I, LP	O/ I	50.00%	19,082	25,016	26,217
Dallas County Partners II, LP	O	50.00%	7,568	8,961	9,523
Dallas County Partners III, LP	O	50.00%	25	—	12
Fountain Three	O/I /R	50.00%	14,543	16,421	17,297
RRHWoods , LLC	O/ M	50.00%	45,092	40,570	42,307
Kessinger/Hunter, LLC	—	26.50%	2,272	—	167
4600 Madison Associates, LP	O	12.50%	2,424	1,778	1,886
Highwoods DLF 98/29, LP	O	22.81%	29,233	11,126	11,616
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	45,857	24,253	25,684
Concourse Center Associates, LLC	O	50.00%	6,792	4,538	4,617
Plaza Colonnade, LLC	O/R	50.00%	36,997	33,679	34,172
Highwoods KC Glenridge Office, LP	O	40.00%	9,234	6,600	6,797
Highwoods KC Glenridge Land, LP	O	40.00%	318	—	33
Highwoods KC Orlando, LLC	O	40.00%	83,923	57,200	59,781
Weston Lakeside, LLC	M	50.00%	123	—	2

Total 2/			$307,012	$230,189	$240,307

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.

2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 30

Unconsolidated Joint Ventures Income

For the Three Months Ended March 31, 2007

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$648	$440	$3	$96	$—	$109
Dallas County Partners I, LP	50.00%	3,022	1,533	791	552	—	146
Dallas County Partners II, LP	50.00%	1,542	674	463	175	—	230
Dallas County Partners III, LP	50.00%	50	56	—	1	—	(7)
Fountain Three	50.00%	1,858	881	562	394	—	21
RRHWoods, LLC	50.00%	4,056	2,250	1,030	1,065	—	(289)
Kessinger/Hunter, LLC	26.50%	1,927	1,281	—	158	—	488
4600 Madison Associates, LP	12.50%	1,256	606	248	459	—	(57)
Highwoods DLF 98/29, LP	22.80%	7,388	1,425	1,030	774	9,311	13,470
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	4,011	1,316	1,094	987	—	614
Concourse Center Associates, LLC	50.00%	531	136	165	81	—	149
Plaza Colonnade, LLC	50.00%	2,336	925	983	529	—	(101)
Highwoods KC Glenridge Office, LP	40.00%	984	408	197	158	—	221
Highwoods KC Glenridge Land, LP	40.00%	—	2	—	—	—	(2)
Highwoods KC Orlando, LLC	40.00%	8,189	3,029	1,873	1,750	—	1,537
Weston Lakeside, LLC	50.00%	222	201	193	329	11,310	10,809

Total		$38,020	$15,163	$8,632	$7,508	$20,621	$27,338

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$318	$216	$1	$47	$—	$54
Dallas County Partners I, LP	50.00%	1,510	766	395	276	—	73
Dallas County Partners II, LP	50.00%	771	337	231	88	—	115
Dallas County Partners III, LP	50.00%	25	27	—	1	—	(3)
Fountain Three	50.00%	928	441	281	197	—	9
RRHWoods, LLC	50.00%	2,027	1,125	515	533	—	(146)
Kessinger/Hunter, LLC	26.50%	511	339	—	42	—	130
4600 Madison Associates, LP	12.50%	156	76	30	57	—	(7)
Highwoods DLF 98/29, LP	22.81%	1,685	325	235	177	2,124	3,072
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,722	565	471	424	—	262
Concourse Center Associates, LLC	50.00%	266	67	83	40	—	76
Plaza Colonnade, LLC	50.00%	1,168	463	492	265	—	(52)
Highwoods KC Glenridge Office, LP	40.00%	394	163	79	63	—	89
Highwoods KC Glenridge Land, LP	40.00%	—	2	—	—	—	(2)
Highwoods KC Orlando, LLC	40.00%	3,276	1,211	750	700	—	615
Weston Lakeside, LLC 1/	50.00%	111	101	97	165	5,035	4,783

Total 2/ 3/		$14,868	$6,224	$3,660	$3,075	$7,159	$9,068

1/	Highwoods’ share of Gain on Sale is less than 50% for Weston Lakeside, LLC due to the preferred return to Crosland as the developer.

2/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

3/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	Page 31

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 03/31/07
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$42,629
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,615
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,535
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,068
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,185

			6.31%		50,032
Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	17,921
Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	17,015
Fountain Three	50.0%	Thrivent	7.95%	Oct-10	3,575
Fountain Three	50.0%	Thrivent	7.30%	Apr-09	3,375
Fountain Three	50.0%	Lehman Brothers	8.02%	Jul-09	3,528
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,347

			6.82%		32,840
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	3.64%	Nov-15	23,000
RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	26,727
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	2.99%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds	1.01%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,708
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	7,600
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	4,070
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,535

			5.03%		81,140
Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	49,242
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	1,818
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,394
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	11,903

			5.76%		67,357
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	14,220
Board of Trade Investment Company	49.0%	KC Board of Trade Clearing Corp.	7.75%	Sep-07	96
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	48,779
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	56,494
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	9,075
Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	143,000
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	Jun-14	16,500

			6.07%		288,164

			6.08%		$537,454

Highwoods’ share of the above					$230,189

1/	Excludes loans related to two “consolidated” joint ventures.

Highwoods Properties, Inc.	Page 32

Joint Ventures Portfolio Summary

As of March 31, 2007

Summary by Location:

	Rentable		Percentage of Annualized Cash Revenue Highwoods’ Share Only 3/
Market	Square Feet 1/	Occupancy 2/	Office	Industrial	Retail	Multi-Family	Total
Des Moines	2,474,000	93.7%	29.1%	4.0%	1.0%	3.4%	37.5%
Orlando	1,687,000	92.5%	27.0%	—	—	—	27.0%
Atlanta	835,000	96.4%	13.2%	—	—	—	13.2%
Kansas City	718,000	85.1%	8.7%	—	—	—	8.7%
Richmond	413,000	100.0%	5.1%	—	—	—	5.1%
Raleigh	178,000	100.0%	1.6%	—	—	—	1.6%
Piedmont Triad	364,000	100.0%	3.6%	—	—	—	3.6%
Tampa	205,000	100.0%	2.0%	—	—	—	2.0%
Charlotte	148,000	100.0%	0.8%	—	—	—	0.8%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 4/	7,132,000	94.1%	91.6%	4.0%	1.0%	3.4%	100.0%

1/	Excludes Des Moines’ apartment units.

2/	Excludes Des Moines’ apartment occupancy percentage of 95.9%.

3/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

4/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	Page 33

Joint Ventures Lease Expirations

March 31, 2007

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Total
2007	462,964	6.9%	$8,860	$19.14	6.9%
2008	1,297,537	19.4%	23,735	18.29	18.6%
2009	649,587	9.7%	13,258	20.41	10.4%
2010	658,156	9.8%	12,055	18.32	9.4%
2011	878,395	13.1%	16,237	18.48	12.7%
2012	461,599	6.9%	9,724	21.07	7.6%
2013	947,782	14.1%	17,435	18.40	13.6%
2014	395,532	5.9%	8,874	22.44	6.9%
2015	556,965	8.3%	9,465	16.99	7.4%
2016	76,970	1.1%	975	12.67	0.8%
2017 and thereafter	319,235	4.8%	7,296	22.85	5.7%

	6,704,722	100.0%	$127,914	$19.08	100.0%

1/	Annualized Cash Revenue is March, 2007 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	Page 34

Joint Venture Development Activity

Dollars in thousands

Completed Not Stabilized

Property	% Ownership	Market	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/07	Pre- Leasing	Estimated Completion Date	Estimated Stabilization Date
Brickstone	50%	Des Moines	31,000	$5,149	$4,521	35%	4Q 06	4Q 07

Completed Not Stabilized Total				$5,149	$4,521

Highwoods’ Share of the above				$2,575	$2,261

Highwoods Properties, Inc.	Page 35